                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[X]      Soliciting Material Pursuant to Section 240.14a-12

                                    ICO, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid.
[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
        (4)      Date Filed:

[ICO logo appears here]
--------------------------------------------------------------------------------
January 26, 2001                                    11490 Westheimer, Suite 1000
                                                            Houston, Texas 77077
                                                             Phone: 281-721-4200

Dear Fellow Shareholder:

I would like to take this opportunity to update you on some significant and exciting developments at ICO.

Last December, our Board authorized the hiring of an investment banking firm to assist ICO in exploring strategic alternatives to build shareholder value. Your Directors -- as Directors and as stockholders -- share the concerns of many stockholders that the markets have not fairly valued ICO.

I am pleased to report that we have recently retained Bear, Stearns & Co. Inc., one of the world's leading investment banks, to provide that assistance. We have asked Bear Stearns to work with us to explore our strategic alternatives in order to enhance value for all our stockholders.

Bear Stearns is extremely well qualified for this task. They know ICO well, having been the sole underwriter in our 1997 public offering of $120 million in senior notes. We expect that their investment banking expertise, coupled with their knowledge of ICO, will provide valuable assistance as we seek to unlock ICO's value for all of our stockholders.

We will keep you informed of developments. We expect to report significant progress towards our objective of enhancing shareholder value before our upcoming Annual Meeting.

In addition, we will soon be sending you our Annual Report for the fiscal year ended September 30, 2000. We are excited about the Company's prospects. Oilfield Services has significantly improved. Moreover, we are confident that the extensive operating improvements we have made in our petrochemical business -- together with our excellent customer relationships and industry-leading technology -- have positioned that business for dynamic growth.

We understand that others, who share our conviction that the marketplace currently does not fully value ICO and its prospects, may seek to disrupt the plans described above- and to benefit themselves in the process. If this should come to pass, our aim will be to make sure that shareholders are fully informed before they vote. We ask you to wait until you hear from us about our review of strategic alternatives. In our view, the inherent value of ICO belongs to you, the Company's shareholders.

Sincerely,

Al O. Pacholder
Chairman of the Board and
Chief Financial Officer

ICO, Inc. (the "Company") strongly advises all shareholders to read the Company's proxy statement, which will be filed with the Securities and Exchange Commission. The Company's proxy statement will contain important information that you should consider before making any decisions about the proposals to be voted on at the Company's Annual Meeting. When completed, the Company's proxy statement will be mailed to all ICO shareholders and will be available at no charge at the SEC's web site at http://www.sec.gov or from the Company by contacting Innisfree M&A Incorporated, toll-free, at 888-750-5834

In addition, the identity of the people who, under SEC rules, may be considered "participants in the solicitation" of ICO shareholders by ICO's Board of Directors and any description of their interests, are available in an SEC filing under Schedule 14A made by ICO on January 9, 2001.

Statements regarding the Board's and its adviser's review of strategic alternatives, future values, as well as any other statements that are not historical facts in this letter are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, outcome of the review, the market for the Company's businesses and securities, demand for the Company's services and products, business cycles and other conditions of the oil and gas and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

PRESS RELEASE

[ICO logo appears here]
--------------------------------------------------------------------------------
January 26, 2001                                    11490 Westheimer, Suite 1000
                                                            Houston, Texas 77077
                                                             Phone: 281-721-4200

Dear Fellow Shareholder:

I would like to take this opportunity to update you on some significant and exciting developments at ICO.

Last December, our Board authorized the hiring of an investment banking firm to assist ICO in exploring strategic alternatives to build shareholder value. Your Directors -- as Directors and as stockholders -- share the concerns of many stockholders that the markets have not fairly valued ICO.

I am pleased to report that we have recently retained Bear, Stearns & Co. Inc., one of the world's leading investment banks, to provide that assistance. We have asked Bear Stearns to work with us to explore our strategic alternatives in order to enhance value for all our stockholders.

Bear Stearns is extremely well qualified for this task. They know ICO well, having been the sole underwriter in our 1997 public offering of $120 million in senior notes. We expect that their investment banking expertise, coupled with their knowledge of ICO, will provide valuable assistance as we seek to unlock ICO's value for all of our stockholders.

We will keep you informed of developments. We expect to report significant progress towards our objective of enhancing shareholder value before our upcoming Annual Meeting.

In addition, we will soon be sending you our Annual Report for the fiscal year ended September 30, 2000. We are excited about the Company's prospects. Oilfield Services has significantly improved. Moreover, we are confident that the extensive operating improvements we have made in our petrochemical business -- together with our excellent customer relationships and industry-leading technology -- have positioned that business for dynamic growth.

We understand that others, who share our conviction that the marketplace currently does not fully value ICO and its prospects, may seek to disrupt the plans described above- and to benefit themselves in the process. If this should come to pass, our aim will be to make sure that shareholders are fully informed before they vote. We ask you to wait until you hear from us about our review of strategic alternatives. In our view, the inherent value of ICO belongs to you, the Company's shareholders.

Sincerely,

Al O. Pacholder
Chairman of the Board and
Chief Financial Officer


ICO, Inc. (the "Company") strongly advises all shareholders to read the Company's proxy statement, which will be filed with the Securities and Exchange Commission. The Company's proxy statement will contain important information that you should consider before making any decisions about the proposals to be voted on at the Company's Annual Meeting. When completed, the Company's proxy statement will be mailed to all ICO shareholders and will be available at no charge at the SEC's web site at http://www.sec.gov or from the Company by contacting Innisfree M&A Incorporated, toll-free, at 888-750-5834

In addition, the identity of the people who, under SEC rules, may be considered "participants in the solicitation" of ICO shareholders by ICO's Board of Directors and any description of their interests, are available in an SEC filing under Schedule 14A made by ICO on January 9, 2001.

Statements regarding the Board's and its adviser's review of strategic alternatives, future values, as well as any other statements that are not historical facts in this letter are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, outcome of the review, the market for the Company's businesses and securities, demand for the Company's services and products, business cycles and other conditions of the oil and gas and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.